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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated April 19, 1995 included in the Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Form S-3 registration statement.

New York, New York                                  JANOVER RUBINROIT LLC
April 29, 1997

                                   EXH. 23.2-1